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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


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        Date of Report (Date of earliest event reported): August 21, 2002

                               ATA Holdings Corp.
             (Exact name of registrant as specified in its charter)

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       Indiana                         000-21642               35-1617970
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
   of incorporation)                                     Identification Number)


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                           7337 West Washington Street
                              Indianapolis, Indiana
                                      46231
               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (317) 247-4000

                                       N/A
          (Former name or former address, if changes since last report)

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


ITEM 5. OTHER EVENTS

Attached  hereto,  and  incorporated  herein by  reference in its  entirety,  as
Exhibit 99.1 is a copy of a press release announcing the company's reduction of capacity through aircraft retirements.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(C) Exhibits. 99.1 Press Release dated August 20, 2002.

ITEM 9. REGULATION FD DISCLOSURE

The following press release contains forward-looking information. Such forward-looking information is based upon management's current knowledge of factors affecting the Company's business. Where the Company expresses an expectation or belief as to future results in any forward-looking information, such expectations or belief is expressed in good faith and is believed to have a reasonable basis. The differences between expected outcomes and actual results can be material, depending upon circumstances.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ATA Holdings Corp.

Date: August 21, 2002           By: /s/ Kenneth K. Wolff
                                    --------------------
                                Name:  Kenneth K. Wolff
                                Title:  Executive Vice President & CFO

                                 EXHIBIT INDEX

Exhibit No.     Description of the Exhibit

99.1            Press Release dated August 20, 2002

ATA to Reduce Capacity through Aircraft Retirements

INDIANAPOLIS, August 20, 2002 - ATA Holdings Corp. (Nasdaq: ATAH), parent company of ATA (American Trans Air, Inc.), today announced it would reduce planned capacity beginning in September 2002. Through numerous fleet changes, beginning with the elimination of the Lockheed L-1011 aircraft from scheduled service, ATA will reduce 2002 to 2004 scheduled service capacity, cut costs and conserve cash.

"The airline industry must match capacity to demand immediately if the revenue environment is to improve," said George Mikelsons, ATA Chairman and CEO. "These actions will have an immediate effect on ATA's cash balances and will be the first of many steps toward flying ATA back to profitability."

As of September 2002, ATA's scheduled service will be flown entirely by Boeing 757 and Boeing 737 aircraft with an average age of under two years. The remaining Lockheed L-1011 fleet will continue to be utilized for ATA's charter contract with the U.S. Military.

Also  in   September,   ATA  will  remove  one  daily  trip  from  each  of  its
Chicago-Midway  to  Denver,   Newark,  Ft.  Lauderdale,   St.  Petersburg,   and
Philadelphia markets.

"We will continue to evaluate our long-term capacity plan and make appropriate adjustments as needed to optimize our scheduled service business," Mikelsons added.

ATA is the nation's 10th largest passenger carrier, based on revenue passenger miles. Now in its 29th year of operation, ATA operates significant scheduled service from Chicago-Midway and Indianapolis to over 40 business and vacation destinations. To learn more about the company, visit the website at www.ata.com.